UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2017

Fortem Resources Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52645	20-4119257
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 N. Rainbow Blvd., Suite 250, Las Vegas, Nevada  89107

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 403.241.8912

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 17, 2017, we filed a Current Report on Form 8-K to disclose the acquisition of all of the outstanding membership interest of Black Dragon, LLC (“Black Dragon”) on April 12, 2017. Black Dragon’s sole asset consists of the rights and obligations arising from a Purchase and Sale Agreement dated effective March 1, 2017 between WEM Dragon, LLC and Black Dragon.

This Amendment No. 1 on Form 8-K/A provides the financial statements and pro forma financial information as required by Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
The audited financial statements of Black Dragon at April 11, 2017 and for the period ended April 11, 2017 are filed hereto as Exhibit 99.1.

(b)	Pro Forma Financial Information.
The unaudited pro forma financial statements of Fortem Resources Inc. at February 28, 2017 giving effect to the acquisition of Black Dragon are filed hereto as Exhibit 99.2.

(d)	Exhibits.
99.1	Audited financial statements of Black Dragon at April 11, 2017 and for the period ended April 11, 2017
99.2	Unaudited pro forma financial statements of Fortem Resources Inc. at February 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTEM RESOURCES INC.

By:

/s/ Michael Caetano

Michael Caetano

Chief Executive Officer

Date: June 28, 2017

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